Exhibit 10.1

Execution version

FIRST AMENDING AGREEMENT

THIS AMENDING AGREEMENT dated as of March 28, 2018.

AMONG:

ENCANA CORPORATION, a corporation amalgamated under the laws of Canada, having its executive office in Calgary, Alberta, Canada (the “Borrower”)

OF THE FIRST PART,

- and -

Each of the financial and other institutions which are signatories hereto, in their capacities as Lenders

OF THE SECOND PART,

- and -

ROYAL BANK OF CANADA, a Canadian chartered bank having its head office in Toronto, Ontario, Canada, in its capacity from time to time as agent hereunder (in such capacity, the “Agent”)

OF THE THIRD PART.

WHEREAS pursuant to a Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation as “Borrower”, the financial and other institutions named therein from time to time in their capacities as Lenders, as “Lenders”, and Royal Bank of Canada as “Agent” (the “Credit Agreement”), the Lenders made a credit facility available to the Borrower;

AND WHEREAS the parties hereto have agreed to make certain amendments to the Credit Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in accordance with the provisions of the Credit Agreement, the parties hereto agree as follows:

Section 1	Defined Terms

Capitalized terms used herein, including the recitals hereto, shall have the meanings ascribed thereto in the Credit Agreement, as amended by this Amending Agreement, unless otherwise defined herein and:

“Amended Credit Agreement” means the Credit Agreement, as amended by this Amending Agreement;

“Amending Agreement” means this First Amending Agreement;

“Amendment Effective Date” means the first date on or after the date hereof on which all of the conditions precedent in Section 4 hereof are satisfied; and

“Withdrawing Lender” means any financial or other institution that is a Lender under the Credit Agreement immediately prior to the Amendment Effective Date and will not be continuing as a Lender under the Amended Credit Agreement.

Section 2	Amendments to Credit Agreement

(a)	The cover page of the Credit Agreement is hereby amended by deleting the reference to “US$3,000,000,000” and replacing same with a reference to “US$2,500,000,000”.

(b)	The definition of “CDOR One Month Rate” in Section 1.1 of the Credit Agreement is hereby amended by adding the following new proviso at the end of such definition:

“and provided, further, that if any such rate is below zero, the CDOR One Month Rate will be deemed to be zero;”

(c)

The definition of “Defaulting Lender” in Section 1.1 of the Credit Agreement is hereby amended by deleting the “or” at the end of paragraph (v) thereof, inserting an “or” at the end of paragraph (vi) thereof and adding the following new paragraph (vii) immediately after paragraph (vi) thereof:

“(vii) that becomes the subject of a Bail-In Action;”

(d)	The definition of “Equivalent Amount” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

““Equivalent Amount” in one currency (the “First Currency”) of an amount in another currency (the “Other Currency”) means, as of the date of determination, the amount of the First Currency which would be required to purchase such amount of the Other Currency at the average exchange rate quoted by the Bank of Canada at approximately the close of business on the Business Day that such determination is required to be made (or, if such determination is required to be made before close of business on such Business Day, then at approximately close of business on the immediately preceding Business Day); provided that, in either case, if no such rate is quoted, it shall mean the spot rate of exchange for wholesale transactions quoted by the Agent at approximately noon (Toronto time) on such date of determination in accordance with its normal practice or, if such date of determination is not a Business Day, on the Business Day immediately preceding such date of determination;”

(e)	The definition of “Fed Funds Rate” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

““Fed Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York, based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time and as published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate, or, if such day is not a Business Day, such rate for the immediately preceding Business Day for which the same is published or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day on such transactions received by the Agent, or in the case of a Swing Line Borrowing, the applicable Swing Line Lender, from three Federal funds brokers of recognized standing selected by the Agent or the applicable Swing Line Lender, acting reasonably; provided that if the Fed Funds Rate would be less than zero on any day, then such rate shall be deemed to be zero;”

(f)	The definition of “S&P” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

““S&P” means S&P Global Ratings, a division of S&P Global Inc., its Affiliates and their respective successors;”

(g)	The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “July 16, 2020” and replacing same with a reference to “July 15, 2022”.

(h)	The following new definitions are added in alphabetical order in Section 1.1 of the Credit Agreement:

““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution;

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule;

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a Lender Parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its Lender Parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway;

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution;

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time; and

“Write-Down and Conversion Powers” means with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule;”

(i)	Section 12.19(a) is hereby deleted in its entirety and replaced by the following:

“(a)

To the extent permitted by Applicable Law, each Defaulting Lender shall be required to provide to the Agent cash in such amount, as determined from time to time by the Agent in its reasonable discretion, equal to all obligations of such Defaulting Lender which are either then owing under this Agreement or, in the case of contingent obligations under any outstanding Letters of Credit or Swing Line Borrowings (after giving effect to the re-allocation provisions in Section 12.20), may become owing to any Fronting Bank or Swing Line Lender.”

(j)	A new Section 15.15 is hereby inserted immediately after Section 15.14 which reads as follows:

“15.15         Acknowledgement and Consent to Bail-In of EEA Financial Institutions

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)

the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-In Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)

a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its Lender Parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

(k)	Schedule J (Commitments) to the Credit Agreement is hereby deleted in its entirety and replaced with the form attached to this Amending Agreement as Appendix A.

Section 3	Representations and Warranties

The Borrower hereby represents and warrants as follows to each Lender and the Agent and acknowledges and confirms that each Lender and the Agent is relying upon such representations and warranties:

(a)

Corporate Existence and Authority: The Borrower is duly amalgamated and is validly subsisting under the laws of its jurisdiction of amalgamation and has full corporate power and authority to execute and deliver this Amending Agreement.

(b)

Authorization and Enforceability: The Borrower has taken or caused to be taken all necessary corporate action to authorize, and has duly executed and delivered, this Amending Agreement, and each of this Amending Agreement and the Amended Credit Agreement, is a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, winding up, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and to the equitable and statutory powers of the courts having jurisdiction.

(c)

Bringdown of Representations and Warranties: The representations and warranties contained in Section 2.1 of the Credit Agreement (other than Section 2.1(l) thereof which is intended to apply only as of the “Amendment Effective Date” as defined in the Credit

Agreement) are true and correct in all material respects with the same effect as if made as of the date hereof.

The representations and warranties set out in this Amending Agreement shall survive the execution and delivery of this Amending Agreement and the making of each Drawdown until the Amended Credit Agreement has been terminated.

Section 4	Conditions Precedent

This Amending Agreement will become effective upon receipt by the Agent of all of the following:

(a)	a fully executed copy of this Amending Agreement;

(b)	all fees previously agreed in writing between the Borrower and the Agent; and

(c)	a fully executed withdrawal letter executed by each Withdrawing Lender in a form satisfactory to the Agent and the Borrower, each acting reasonably.

Section 5	References

On and after the date of this Amending Agreement, each reference in the Loan Documents to the Credit Agreement shall be to the Credit Agreement as supplemented and amended hereby, and except as the Credit Agreement is further supplemented or amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. This Amending Agreement shall constitute a Loan Document.

Section 6	No Waiver, etc.

Except as expressly stated herein, the execution and delivery of this Amending Agreement shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or the other Loan Documents or any other agreements or instruments delivered in connection therewith or pursuant thereto nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents or any other agreements or instruments delivered in connection therewith or pursuant thereto.

Section 7	Counterparts

This Agreement may be executed in any number of counterparts, including by facsimile, PDF or other scanned copy by electronic mail, and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, PDF or by otherwise sending a scanned copy by electronic mail shall be effective as delivery of manually executed counterpart of this Agreement. The word “executed” shall be deemed to include electronic signatures, which shall be of the same legal effect, validity and enforceability as a manually executed signature to the extent and as provided for under any applicable law.

Section 8	Governing Law

This Amending Agreement shall be governed by and construed and interpreted in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein and shall be treated in all respects as an Alberta contract.

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IN WITNESS WHEREOF the parties have caused this Amending Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ENCANA CORPORATION

Per:	/s/ Sherri A. Brillon
Name: Sherri A. Brillon
Title: Executive Vice-President & Chief
Financial Officer

Per:	/s/ H. Jason Verhaest
Name: H. Jason Verhaest
Title: Vice-President, Planning &
Treasurer

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

ROYAL BANK OF CANADA, as Administrative Agent

Per:	/s/ Yvonne Brazier
Name: Yvonne Brazier
Title: Manager, Agency Services

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

ROYAL BANK OF CANADA, as Lender

Per:	/s/ Mike Gaudet
Name: Mike Gaudet
Title: Authorized Signatory

Per:
Name:
Title:

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender

Per:	/s/ Joelle Chatwin
Name: Joelle Chatwin
Title: Executive Director

Per:	/s/ Chris Perks
Name: Chris Perks
Title: Managing Director

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

THE TORONTO-DOMINION BANK, as Lender

Per:	/s/ Greg Hickaway
Name: Greg Hickaway
Title: Managing Director

Per:	/s/ Glen Cameron
Name: Glen Cameron
Title: Director

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

BANK OF MONTREAL, as Lender

Per:	/s/ Ebba Jantz
Name: Ebba Jantz
Title: Managing Director

Per:	/s/ Matthew Graf
Name: Matthew Graf
Title: Associate

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

THE BANK OF NOVA SCOTIA, as Lender

Per:	/s/ Albert Kwan
Name: Albert Kwan
Title: Director

Per:	/s/ Scarlett Crockatt
Name: Scarlett Crockatt
Title: Associate Director

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

NATIONAL BANK OF CANADA, as Lender

Per:	/s/ Erin R. Welte
Name: Erin R. Welte
Title: Authorized Signatory

Per:	/s/ Mark Williamson
Name: Mark Williamson
Title: Authorized Signatory

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

ATB FINANCIAL, as Lender

Per:	/s/ Yang Zhao
Name: Yang Zhao
Title: Associate Director

Per:	/s/ John Sullivan
Name: John Sullivan
Title: Senior Director

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

CREDIT SUISSE AG, TORONTO BRANCH, as Lender

Per:	/s/ Chris Gage
Name: Chris Gage
Title: Authorized Signatory

Per:	/s/ Szymons Ordys
Name: Szymons Ordys
Title: Authorized Signatory

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

WELLS FARGO BANK, N.A., as Lender

Per:	/s/ Nathan Starr
Name: Nathan Starr
Title: Vice President

Per:
Name:
Title:

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

FEDERATION DES CAISSES DESJARDINS DU QUEBEC, as Lender

Per:	/s/ Oliver Sumugod
Name: Oliver Sumugod
Title: Director

Per:	/s/ Matt van Remmen
Name: Matt van Remmen
Title: Director

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

SUMITOMO MITSUI BANKING CORPORATION, CANADA BRANCH, as Lender

Per:	/s/ Alfred Lee
Name: Alfred Lee
Title: Managing Director

Per:
Name:
Title:

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

BANK OF AMERICA, N.A., CANADA BRANCH, as Lender

Per:	/s/ James K.G. Campbell
Name: James K.G. Campbell
Title: Director

Per:
Name:
Title:

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CANADA BRANCH, as Lender

Per:	/s/ John Hunt
Name: John Hunt
Title: Managing Director

Per:
Name:
Title:

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

BARCLAYS BANK PLC, as Lender

Per:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Per:
Name:
Title:

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

CITIBANK N.A., CANADIAN BRANCH, as Lender

Per:	/s/ Jonathan Cain
Name: Jonathan Cain
Title: Authorized Signatory

Per:
Name:
Title:

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

JPMORGAN CHASE BANK, N.A.,TORONTO BRANCH, as Lender

Per:	/s/ Jeffrey C. Miller
Name: Jeffrey C. Miller
Title: Executive Director

Per:
Name:
Title:

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

MIZUHO BANK, LTD., as Lender

Per:	/s/ Brad C. Crilly
Name: Brad C. Crilly
Title: Managing Director

Per:
Name:
Title:

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

EXPORT DEVELOPMENT CANADA, as Lender

Per:	/s/ Christopher Wilson
Name: Christopher Wilson
Title: Financing Manager

Per:	/s/ Christiane de Billy
Name: Christiane de Billy
Title: Principal

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

BANK OF CHINA (CANADA), as Lender

Per:	/s/ Liming Xiao
Name: Liming Xiao
Title: Head of Corporate Banking Department

Per:
Name:
Title:

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

ICICI BANK CANADA, as Lender

Per:	/s/ Leslie Mathew
Name: Leslie Mathew
Title: Assistant Vice President,
Corporate & Commercial Banking

Per:	/s/ Anthony Coulthard
Name: Anthony Coulthard
Title: Senior Vice President,
Legal & Corporate Secretary

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

MORGAN STANLEY BANK, N.A., as Lender

Per:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Per:
Name:
Title:

This signature page is attached to and forms part of the First Amending Agreement to the Restated Credit Agreement dated as of July 16, 2015 among Encana Corporation, as Borrower, each of the Lenders thereto, and Royal Bank of Canada, as Agent.

APPENDIX “A”

to

FIRST AMENDING AGREEMENT

Schedule “J” to the Agreement dated as of July 16, 2015 among ENCANA CORPORATION as Borrower, the financial and other institutions named therein from time to time as Lenders and ROYAL BANK OF CANADA as Agent

COMMITMENTS

AGENT:

Name	Notice Address
Royal Bank of Canada, as Administrative Agent	Royal Bank of Canada Agency Services Group Royal Bank Plaza P.O. Box 50, 200 Bay Street 12th Floor, South Tower Toronto, Ontario M5J 2W7 Attention: Manager, Agency Facsimile: (416) 842-4023

LENDERS:

Name	Syndicated Commitment	Fronting Bank Commitment	Swing Line Commitment
Royal Bank of Canada	US$285,000,000		US$100,000,000
Canadian Imperial Bank of Commerce	US$285,000,000		US$100,000,000
The Toronto-Dominion Bank	US$285,000,000		US$100,000,000
Bank of Montreal	US$240,000,000		US$100,000,000
The Bank of Nova Scotia	US$240,000,000		US$100,000,000
National Bank of Canada	US$240,000,000
ATB Financial	US$110,000,000
Credit Suisse AG, Toronto Branch	US$100,000,000
Wells Fargo Bank, N.A.	US$100,000,000
Federation des Caisses Desjardins du Quebec	US$85,000,000
Sumitomo Mitsui Banking Corporation, Canada Branch	US$85,000,000
Bank of America, N.A., Canada Branch	US$55,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd., Canada Branch	US$55,000,000
Barclays Bank PLC	US$55,000,000
Citibank N.A., Canadian Branch	US$55,000,000
JPMorgan Chase Bank, N.A., Toronto Branch	US$55,000,000
Mizuho Bank, Ltd.	US$55,000,000

A-2

Name	Syndicated Commitment	Fronting Bank Commitment	Swing Line Commitment
Export Development Canada	US$40,000,000
Bank of China (Canada)	US$25,000,000
ICICI Bank Canada	US$25,000,000
Morgan Stanley Bank, N.A.	US$25,000,000
TOTAL COMMITMENT	US$2,500,000,000	US$0	US$500,000,000